SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): December 27, 2011

TIANLI AGRITECH, INC.
(Exact name of registrant as specified in its charter)

British Virgin Islands	001-34799	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite F, 23rd Floor, Building B, Jiangjing Mansion
228 Yanjiang Ave., Jiangan District, Wuhan City
Hubei Province, China 430010
(Address of principal executive offices)

Registrant’s telephone number, including area code: (+86) 27 8274 0726

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant's Certifying Accountant.

(a) Dismissal of Principal Accountant

1.   By letter dated December 27, 2011, Tianli Agritech, Inc. (the “Company”) dismissed Crowe Horwath (HK) CPA Limited as independent registered public accounting firm for the Company.  The Company had engaged Crowe Horwath (HK) CPA Limited in June 2011 to audit its consolidated financial statements as at and for the fiscal year ending December 31, 2011.

2.   The dismissal of Crowe Horwath (HK) CPA Limited was approved by the Audit Committee of the Board of Directors of the Company.

3.   Crowe Horwath (HK) CPA Limited did not conduct an audit of the consolidated financial statements of the Company as at and for the year ending December 31, 2011 prior to its dismissal.

4.   Since its engagement as the Company’s independent registered public accounting firm in June 2011 and through the date of this Current Report: (i) there were no disagreements between the Company and Crowe Horwath (HK) CPA Limited on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Crowe Horwath (HK) CPA Limited, would have caused Crowe Horwath (HK) CPA Limited to make reference to the subject matter of the disagreement in its report on the Company's financial statements for such year or during the interim period through the date of this Report, and (ii) there were no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

5.   The Company has provided Crowe Horwath (HK) CPA Limited a copy of the disclosures in this Form 8-K and has requested that Crowe Horwath (HK) CPA Limited furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Crowe Horwath (HK) CPA Limited agrees with the Company's statements in this Item 4.01(a). A copy of the letter furnished by Crowe Horwath (HK) CPA Limited in response to that request has been filed as Exhibit 16.1 to this Form 8-K.

(b) Engagement of Principal Accountant

1.   On December 27, 2011, the Company signed a letter to engage Sherb & Co., LLP as its registered independent public accountants for the fiscal year ending December 31, 2011.  The decision to engage Sherb & Co., LLP was approved by the Audit Committee of the Board of Directors of the Company.

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2.  Sherb & Co., LLP was the Company’s registered independent public accountants during the Company's two most recent fiscal years ended December 31, 2010 and 2009 and issued an audit report on the consolidated financial statements of the Company as at and for the years ended December 31, 2010 and 2009.

3. Except with respect to the audit of the consolidated financial statements of the Company as at and for the years ended December 31, 2010 and 2009, and their review of the Company’s interim financial statements for the fiscal year ended December 31, 2011 prior to June 2, 2011, during the Company's two most recent fiscal years ended December 31, 2010 and 2009, and through the date of this Current Report, the Company did not consult with Sherb & Co., LLP on (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that may be rendered on the Company's financial statements, and Sherb & Co., LLP did not provide either a written report or oral advice to the Company that Sherb & Co., LLP concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) the subject of any disagreement, as defined in Item 304 (a)(1)(iv) of  Regulation S-K and the related instructions, or a reportable event within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

Item 7.01 Regulation FD Disclosure.

On December 29, 2011, the Company issued a press release announcing the change in its independent public accountants. A copy of the press release is attached hereto as Exhibit 99.1.

The information in Exhibit 99.1 attached hereto, shall not be deemed as “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of such Section, nor shall it be deemed incorporated by reference in any filing by us under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Number	Description of Exhibit
16.1	Letter from Crowe Horwath (HK) CPA Limited to the Commission
99.1	Press release dated December 29, 2011.

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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TIANLI AGRITECH, INC.

By:	/S/ HANYING LI
Hanying Li
Chief Executive Officer

Dated: December 30, 2011

EXHIBIT INDEX

Number	Description of Exhibit
16.1	Letter from Crowe Horwath (HK) CPA Limited to the Commission
99.1	Press release dated December 29, 2011.